SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14 (a) of The

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant    ☒

Filed by a party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Under Rule 240.14a-12

Wells Fargo Variable Trust

(Name of Registrant as Specified in its Charter)

Not Applicable.

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐    Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement Number:

(3)	Filing party:

(4)	Date filed:

October 29, 2004

To:	Wells Fargo Funds Distribution Partners

Frequently Asked Questions

Strong Funds Proxy Proposing

Reorganization with Wells Fargo Funds

The proxy documents for Strong Funds shareholders proposing a reorganization of their Fund(s) and asking for approval of an interim advisory agreement will begin mailing to Strong Funds shareholders this week. The following is an internal Q&A for Strong Funds shareholders with questions about the proxy statements:

Q:	On what am I being asked to vote at the upcoming Special Meeting of Shareholders on December 10, 2004?

A:	You are being asked to vote on the following three proposals:

•	Proposal 1: To approve the agreement and plan of reorganization regarding your Strong Fund(s).

•	Proposal 2: To approve an interim advisory agreement with Wells Fargo Funds Management, LLC (except for the Life Stage Portfolios and Index 500 Fund).

•	Proposal 3: To approve an interim sub-advisory agreement (except for the Life Stage Portfolios and Index 500 Fund).

Q:	Has the Strong Funds Board of Directors approved these proposals?

A:	The Strong Funds Board of Directors has unanimously agreed that all three proposals are in the shareholders’ best interests and recommends that you vote in favor of them.

Q:	How will this proposed reorganization affect me as a shareholder?

A:	The proposed reorganizations will combine the Strong Funds and Wells Fargo Funds families. Some funds with similar investment objectives will be combined in the proposed reorganizations. Strong shareholders will become shareholders of the Wells Fargo Fund into which their Strong Fund is being reorganized.

Current Strong Fund	Acquiring Wells Fargo Fund	Portfolio Manager *
Advisor Bond Fund	Wells Fargo Montgomery Total Return Bond Fund	W. Stevens, M. Chandoha, T. O’Connor, T. Price

Advisor Common Stock Fund	Wells Fargo Common Stock Fund	R. Weiss, A. Miletti

Advisor Endeavor Large Cap Fund	Wells Fargo Endeavor Large Cap Fund	T. Pence

Advisor Focus Fund	Wells Fargo Large Company Growth Fund	J. Dale, G. Nussbaum (Peregrine Capital Management)

Advisor International Core Fund	Wells Fargo International Core Fund	M. Beale, R. Lewis (New Star Institutional Managers Limited)

Advisor Large Company Core Fund	Wells Fargo Large Company Core Fund	D. Katz (Matrix Asset Advisors)

Current Strong Fund	Acquiring Wells Fargo Fund	Portfolio Manager *
Advisor Mid Cap Growth Fund	Wells Fargo Montgomery Mid Cap Growth Fund	J. Philpott, S. Roberts

Advisor Municipal Bond Fund	Wells Fargo Municipal Bond Fund	L. Fitterer, D. McAllister

Advisor Select Fund	Wells Fargo Endeavor Select Fund	T. Pence, E. Voss

Advisor Short Duration Bond Fund	Wells Fargo Ultra-Short Duration Bond Fund	J. Mueller, T. Price

Advisor Small Cap Value Fund	Wells Fargo Small Cap Value Fund	I. Rinaldi

Advisor Strategic Income Fund	Wells Fargo Strategic Income Fund	T. Price

Advisor Technology Fund	Wells Fargo Specialized Technology Fund	W. Price, H. Chen (RCM Capital Management)

Advisor U.S. Small/Mid Growth Fund	Wells Fargo Montgomery Small Cap Fund	J. Philpott, S. Roberts

Advisor U.S. Value Fund	Wells Fargo U.S. Value Fund	R. Costomiris

Advisor Utilities and Energy Fund	Wells Fargo Equity Income Fund	G. Dunn, D. Roberts

Asia Pacific Fund	Wells Fargo Asia Pacific Fund	A. Cragg

Balanced Fund	Wells Fargo Balanced Fund	D. Roberts, F. Koster

Blue Chip Fund	Wells Fargo Large Company Growth Fund	J. Dale, G. Nussbaum (Peregrine Capital Management)

Corporate Bond Fund	Wells Fargo Corporate Bond Fund	J. Rilling, D. Newton

Corporate Income Fund	Wells Fargo Montgomery Total Return Bond Fund	W. Stevens, M. Chandoha, T. O’Connor

Discovery Fund	Wells Fargo Discovery Fund	T. Pence, J. Leach

Dividend Income Fund	Wells Fargo Dividend Income Fund	J. Newell, R. Newell

Dow 30 Value Fund	Wells Fargo Dividend Income Fund	J. Newell, R. Newell

Endeavor Fund	Wells Fargo Capital Growth Fund	T. Pence

Energy Fund	Wells Fargo Dividend Income Fund	J. Newell, R. Newell

Enterprise Fund	Wells Fargo Enterprise Fund	T. Pence

Florida Municipal Money Market Fund	Wells Fargo National Tax-Free Money Market Fund	D. Sylvester, J. Bonilla

Government Securities Fund	Wells Fargo Government Securities Fund	F. Koster, J. Mueller

Growth Fund	Wells Fargo Growth Fund	T. Ognar, B. Nelson, B. Olson

Growth 20 Fund	Wells Fargo Growth Fund	T. Ognar, B. Olson, B. Nelson

Growth and Income Fund	Wells Fargo Growth and Income Fund	D. Katz (Matrix Asset Advisors)

Heritage Money Fund	Wells Fargo Heritage Money Market Fund	D. Sylvester, L. White

High-Yield Bond Fund	Wells Fargo High Income Fund	T. Price

Index 500 Fund	Wells Fargo Index Fund	G. Genung, L. White

Current Strong Fund	Acquiring Wells Fargo Fund	Portfolio Manager *
Intermediate Municipal Bond Fund	Wells Fargo Intermediate Tax-Free Fund	L. Fitterer, D. McAllister
Large Cap Core Fund	Wells Fargo Growth and Income Fund	D. Katz (Matrix Asset Advisors)

Large Cap Growth Fund	Wells Fargo Large Cap Growth Fund	B. Olson, T. Ognar, B. Nelson

Large Company Growth Fund	Wells Fargo Capital Growth Fund	T. Pence

Life Stage Series – Aggressive Portfolio	Wells Fargo Life Stage – Aggressive Portfolio	Not applicable

Life Stage Series – Conservative Portfolio	Wells Fargo Life Stage – Conservative Portfolio	Not applicable

Life Stage Series – Moderate Portfolio	Wells Fargo Life Stage – Aggressive Portfolio	Not applicable

Mid Cap Disciplined Fund	Wells Fargo Mid Cap Disciplined Fund	R. Costomiris

Minnesota Tax-Free Fund	Wells Fargo Minnesota Tax-Free Fund	A. Evans, S. Galiani

Money Market Fund	Wells Fargo Money Market Fund	D. Sylvester, L. White

Multi Cap Value Fund	Wells Fargo Small Cap Value Fund	I. Rinaldi

Municipal Bond Fund	Wells Fargo Municipal Bond Fund	L. Fitterer, D. McAllister

Municipal Money Market Fund	Wells Fargo Municipal Money Market Fund	D. Sylvester, J. Bonilla

Opportunity Fund	Wells Fargo Opportunity Fund	R. Weiss, A. Miletti

Overseas Fund	Wells Fargo Overseas Fund	M. Beale, R. Lewis (New Star Institutional Managers Limited)

Short-Term Bond Fund	Wells Fargo Short-Term Bond Fund	J. Mueller, T. Price

Short-Term High Yield Bond Fund	Wells Fargo Short-Term High Yield Bond Fund	T. Price

Short-Term High Yield Municipal Fund	Wells Fargo Short-Term Municipal Bond Fund	L. Fitterer

Short-Term Income Fund	Wells Fargo Short-Term Bond Fund	T. Price, J. Mueller

Short-Term Municipal Bond Fund	Wells Fargo Short-Term Municipal Bond Fund	L. Fitterer

Small Company Value Fund	Wells Fargo Small Cap Disciplined Fund	R. Costomiris

Small/Mid Cap Value Fund	Wells Fargo Small/Mid Cap Value Fund	I. Rinaldi

Strategic Value Fund	Wells Fargo U.S. Value Fund	R. Costomiris

Tax-Free Money Fund	Wells Fargo National Tax-Free Money Market Fund	D. Sylvester, J. Bonilla

Technology 100 Fund	Wells Fargo Specialized Technology Fund	W. Price, H. Chen (RCM Capital Management)

Ultra Short-Term Income Fund	Wells Fargo Ultra Short-Term Income Fund	J. Mueller, T. Price

Ultra Short-Term Municipal Income Fund	Wells Fargo Ultra Short-Term Municipal Income Fund	L. Fitterer

Current Strong Fund	Acquiring Wells Fargo Fund	Portfolio Manager *
U.S. Emerging Growth Fund	Wells Fargo Montgomery Small Cap Fund	J. Philpott, S. Roberts

Value Fund	Wells Fargo Large Company Core Fund	D. Katz (Matrix Asset Advisors)

Wisconsin Tax-Free Fund	Wells Fargo Wisconsin Tax-Free Fund	L. Fitterer

*	Except where indicated otherwise, all Portfolio Managers will be employed by Wells Capital Management Incorporated.

Q:	What is the timetable for the proposed reorganization?

A:

Anticipated Time Frame	Event
October 2004	Proxy voting* materials mailed to shareholders of record as of October 1, 2004.
December 2004	Shareholder meeting scheduled on December 10, 2004—proxy votes must be received prior to the meeting. Meeting will be held at 100 Heritage Reserve, Menomonee Falls, Wisconsin.
January 2005	Wells Fargo Funds Management, LLC becomes investment adviser to the Strong mutual funds listed above—if approved by shareholders.
April 2005	Strong Fund reorganizations expected to take place.

*	A proxy vote allows record date fund shareholders to cast a vote without attending the shareholder meeting on December 10, 2004.

Q:	Who is entitled to vote?

A:	Any person who owned shares of the Strong Fund on the “record date,” which is October 1, 2004, and who have the authority to vote their shares will receive proxy materials and are encouraged to vote their proxy. You may cast one vote for each whole share and a fractional vote for each fractional share of the Strong Fund you owned on the record date.

Q:	Will clients receive a confirmation when they have completed voting their proxy?

A:	Clients will not receive a confirmation of their proxy unless they vote by telephone with the Funds’ proxy solicitor. If clients vote online, they will be able to print a confirmation of their proxy vote.

Q:	What if shareholders of a certain Strong Fund do not approve the proposed reorganizations?

A:	In this event, the Strong Fund would not participate in the reorganization and the Strong Funds Board of Directors/Trustees would determine an appropriate course of action.

The Proxy Solicitation

Q:	Will the Strong Funds Web site provide clients with any information regarding the proposed Fund reorganizations?

A:	Yes, the Strong Funds Web site will include information regarding the proxy solicitation. It will include a list of frequently asked questions along with the procedure to follow to vote.

Q:	What if a client has trouble accessing proxy materials received through eDocuments, they lose them, or never received them? What should we do?

A:	Strong Client Relationship Team representatives should transfer these calls to the Proxy Help Desk.

Proxy questions received by BFDS Call Center representatives, other Wells Fargo entities or intermediaries should be transferred to D.F. King at 1-800-755-7250.

Q:	How do I handle a client who calls us wanting to vote over the phone?

A:	Clients who call wanting to vote over the phone need to be transferred to D.F. King, our Proxy solicitation firm, at 1-800-755-7250. You should also be aware that D.F. King may transfer clients to the Strong Client Relationship Team should they have a client on the line asking account specific questions they are unable to answer.

Q:	If shareholders approve the changes proposed in the proxy, on what date will the Funds reorganize?

A:	Wells Fargo Funds Management, LLC is expected to become the investment advisor to the Funds after the close of business on December 31, 2004, subject to shareholder approval. The record keeping conversion and fund reorganizations are expected to occur in April 2005.

Q:	Will anyone be calling Strong Funds shareholders regarding the proxy?

A:	A Strong representative or an independent solicitor may contact shareholders regarding this proxy. Please make sure to confirm to the client that Strong is aware these calls are taking place should a client call questioning the validity of a call such as this.

Q:	Who is paying for the costs of this proxy solicitation?

A:	All expenses incurred for this proxy solicitation will be jointly paid for by Strong Capital Management, Inc. and Wells Fargo Funds Management, LLC. The expenses will not be charged to the Funds or their shareholders.

The Reorganization Process

Q:	What will I receive in exchange for my current shares?

A:	If shareholders approve the proposed reorganization, an account will be created for you that will be credited with Wells Fargo Fund shares with an aggregate value equal to the value of your Strong Fund shares; however, no physical share certificates will be issued to you.

Q:	Will this proposed reorganization result in any federal tax liability to me?

A:	Each proposed reorganization is intended to be tax-free for federal income tax purposes.

Q:	We say the proposed reorganizations are intended to be tax-free for federal income taxes, what about state?

A:	Clients should consult their tax advisor about any potential state tax implications.

Q:	Can I exchange or redeem my Strong Fund shares before the proposed reorganization takes place?

A:	Yes. You may exchange your Strong Fund shares for shares of another Strong Fund, or redeem your shares, at any time before the proposed reorganization takes place. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction or subject to any applicable deferred sales charges or redemption fees. Clients can also continue to contribute to Strong Funds prior to the proposed reorganizations.

Q:	What will happen to the price of the acquiring Fund on the day of the proposed reorganization?

A:	The price of the acquiring Fund will be impacted by the performance of the securities in that portfolio that day. The proposed reorganization, in itself, will not affect the price of the Fund.

Q:	Are the assets of the Strong Fund moving “in-kind” or are they being liquidated and then moved into the Wells Fargo Fund?

A:	If shareholders approve the proposed reorganization, the assets of the Strong Fund will be transferred “in-kind” into the Wells Fargo Fund.

Q: What is the difference between gross and net expenses?

A:	Gross expense ratios are the total operating expenses of a fund, representing what a shareholder would pay if no waivers or expense reimbursements were in place.

Net Expense Ratios are the expense level a shareholder can expect to actually pay, taking into account any fee waivers or expense reimbursements to which a Fund’s adviser has contractually committed. If no such waivers are in place, the Net Expense Ratio is the same as the Gross Expense Ratio.

Q:	How will the proposed reorganization affect the Fund’s expense ratio?

A:	In most cases, the total gross and net fund expense ratios for the acquiring Wells Fargo Funds following the Reorganization are expected to be the same or lower than the current total expense ratios of the Strong Funds. In a small number of cases, the expense ratio is expected to be higher.

Q:	How will this proposed reorganization impact distribution of the payments under the Strong regulatory settlement?

A:	Strong is working diligently with various constituencies to engage an Independent Distribution Consultant (IDC) for the settlement, which will be paid for by Strong Financial Corporation or its subsidiaries. Once the selection of an IDC has received all necessary approvals, the IDC will submit a plan to Strong and the Securities and Exchange Commission (SEC) that outlines a payment plan for the settlement. Once the plan is approved by Strong, the SEC, and other possible interested parties, settlement payments will be made. The proposed reorganizations will have no affect on this process.

Operational Issues

Q:	Will the historical performance record of the Funds change after the proposed reorganization?

A:	No. A Fund’s historical performance record does not change. However, only an acquiring Wells Fargo Fund’s historical performance record is reported going forward.

Q:	What will happen to the check writing option?

A:	Accounts in the Strong money market and fixed income Funds with the checkwriting option at the effective time of the Reorganization will continue to offer checkwriting in the corresponding Wells Fargo (“WF”) Fund. In addition, new accounts in the Investor Class shares of the WF Money Market, WF Municipal Money Market, WF Heritage Money Market, WF National Tax-Free Money Market, WF Short-Term Bond, WF Short-Term Municipal Bond, WF Ultra Short-Term Income, and WF Ultra Short-Term Municipal Income Funds will also offer checkwriting.

Q:	Will shareholders of the Funds being reorganized receive new account numbers after the proposed reorganization?

A:	Yes, all fund account numbers will change.

Q:	What if a client has additional questions beyond this Q&A?

A:	Calls can be transferred to the Proxy Help Desk for additional information on the proposed reorganization and its impact on a client’s investment. If the Proxy Help Desk is unavailable and it is between the hours of 8:00 a.m. and 10:00 p.m. CST, transfer the call to D. F. King at 1-800-755-7250. If it is beyond these hours, set up a PXY Service Incident.

Proxy questions received by BFDS Call Center representatives, other Wells Fargo entities or intermediaries should be transferred to D.F. King at 1-800-755-7250.

Wells Fargo Funds Management, LLC, a wholly-owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for the Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide sub-advisory and other services for the Funds. The Wells Fargo Funds are distributed by Stephens Inc., Member NYSE/SIPC. Wells Fargo & Company and its affiliates are not affiliated with Stephens Inc. Strong Capital Management is a registered investment advisor. The Strong Funds are distributed and/or offered through Strong Investments, Inc.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

For internal use only. Not for use with the public.

SIU1 (10/04)